UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2019 (March 1, 2019)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State, or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On March 1, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Hertz Global Holdings, Inc. (“Hertz Global Holdings”) and The Hertz Corporation (“Hertz” and, together with Hertz Global Holdings, the “Companies”), chose not to renew the engagement of PricewaterhouseCoopers LLP (“PwC”), which was then serving as the independent registered public accounting firm of the Companies, and notified PwC that it would be dismissed as the independent registered public accounting firm of the Companies, effective immediately.

During the fiscal year ended December 31, 2018 and December 31, 2017 and through the subsequent interim period as of March 1, 2019, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Companies and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the consolidated financial statements of the Companies for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses identified in the Companies’ internal control over financial reporting related to (1) risk assessment, (2) ineffective controls over certain information technology systems that are relevant to the preparation of the consolidated financial statements and (3) the accounting for income taxes, which were identified and disclosed in Management’s Report on Internal Control over Financial Reporting in Item 9A of the 2017 Form 10-K filed by the Companies on February 27, 2018 and subsequently remediated as of December 31, 2018.

The Companies provided PwC with a copy of this Form 8-K and requested that PwC provide the Companies with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above disclosures. A copy of PwC’s letter, dated March 7, 2019, is attached as Exhibit 16.1 to this Form 8-K.

(b) On March 1, 2019, the Audit Committee approved the appointment of Ernst & Young LLP (“E&Y”) as the new independent registered public accounting firm to perform independent audit services for the Companies for the fiscal year ending December 31, 2019 (including with respect to the Company’s quarterly period ending March 31, 2019), effective immediately.

During the fiscal year ended December 31, 2018 and December 31, 2017 and through the subsequent interim period as of March 1, 2019, neither the Companies, nor any party on behalf of the Companies, consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Companies’ consolidated financial statements, and no written report or oral advice was provided to the Companies by E&Y that was an important factor considered by the Companies in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 5, 2018, the Companies and Michel Taride (Group President, Rent A Car International of the Companies) agreed to part ways. The Companies’ Current Report on Form 8-K, dated December 6, 2018, stated that, in connection with Mr. Taride’s departure from the Companies, the Companies and Mr. Taride expected to enter into a mutually agreeable separation agreement and that the terms of such separation agreement would be included in a subsequent Current Report on Form 8-K.

Accordingly, on March 4, 2019, Mr. Taride and Hertz Europe Limited (“Hertz Europe”) entered into an agreement, which is a settlement agreement within the meaning of Section 203 of the United Kingdom's Employment Rights Act of 1996 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Taride will remain employed by the Companies until March 31, 2019 (the “Separation Date”). As of the Separation Date, Mr. Taride will be eligible to receive compensation, including (a) a payment of £326,627, in lieu of the remainder of Mr. Taride’s notice period, (b) a severance payment of £799,816, payable in 23 equal monthly installments of £34,774.60, (c) up to $25,000 to cover the cost of any outplacement services by a professional provider for the 12-month period following the Separation Date, (d) continued medical, dental and accident insurance for the 24-month period following the Separation Date, (e) the use of a car from the Companies until age 80 and eligibility for a retiree car rental discount, subject to the Companies’ car policies and (f) a monthly pension pursuant to the Hertz UK 1972 Pension Plan and the Hertz Supplementary Pension Plan.

In consideration for the promises and payments made by Hertz Europe under the Separation Agreement, Mr. Taride has agreed to a general release of claims in favor of the Companies and their affiliates. Mr. Taride and Hertz Europe mutually agreed not to disparage each other, and Mr. Taride agreed to be bound by restrictive covenants concerning noncompetition, nonsolicitation of employees and nondisclosure of confidential information.

The foregoing summary description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit	Description
10.1	Agreement, dated as of March 4, 2019, by and among Michel Taride and Hertz Europe Limited.
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 7, 2019.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ RICHARD J. FRECKER
Name:	Richard J. Frecker
Title:	Executive Vice President, General Counsel and Secretary
Date:  March 7, 2019